Exhibit 99.26(a)

2013 AXA Group Organization Charts

1/50

AXA Group Simplified Organization charts on January 1st, 2013

Please find hereafter the AXA Group simplified organization charts of the main companies in the Group updated on January 1st, 2013 unless otherwise indicated (non exhaustive list).

For the purpose of clarity, the shareholding structure of certain companies may have been simplified.

2/50

Contents

Assistance (page 4) India (page 27) Assistance—Europe-Middle East- Africa (page 5) Indonesia (page 28) Assistance—America-Asia (page 6) Ireland (page 29) AXA Corporate Solutions Assurance (page 7) Italy (page 30) AXA Group Solutions (page 8) Japan (page 31) AXA Investment Managers—France-Switzerland-UK-Qatar (page 9) Latin America (page 32) AXA Investment Managers—Europe (other countries) (page 10)

Luxembourg (page 33)

AXA Investment Managers—America-Asia (page 11) Malaysia—The Philippines (page 34) AXA Investment Managers—Private Equity (page 12) Middle East (page 35) AXA Mediterranean Region (page 13) Morocco (page 36) AXA Millésimes (page 14) Poland (page 37) AXA Real Estate Investment Managers (page 15) Portugal (page 38) AXA Technology Services (page 16) Romania—(page 39) Belgium (page 17) Singapore—Taiwan (page 40) China—Hong Kong (page 18) Slovakia (page 41) Czech Republic (page 19) South Korea (page 42) France—Holding companies (page 20) Spain (page 43) France – Insurance, Bank and Financial companies (page 21) Sub-Saharian Africa (page 44) France—Reinsurance companies (global lines) (page 22) Switzerland (page 45) France-Europe-US—Reinsurance companies (page 23) Thailand (page 46) Germany—AXA Konzern AG (page 24) Turkey (page 47) Germany—ART Insurance companies (page 25) Ukraine (page 48) Hungary (page 26) UK—AXA UK (page 49) USA—AXA Financial, Inc. (page 50)

3/50

Assistance

On February 7, 2013

100%

AXA Assistance SA

100% 100% 67%

AXA Assistance France AXA Assistance Maroc AXA Assistance France SA

Assurances SA (Morocco)

11% 100%

JAIC AXA Assistance (Japan) Participations SA

100% 50%

100% Truck

100% ADHAP Assistance Les Cours Domiserve Performances International Legendre SA

60%

Pluridis

9

1% 100% 100% White Concierge

20%

TAI Transport

Itelis Domiserve + Assistance SA

AXA Assistance Participations SA

Mauritius Branch

(a)	See also charts pages 5 and 6.

100%

Inter Partner Assistance SA (a)

(Belgium)

Branches:

- Athens (Greece)

- Lisbon (Portugal)

- London (UK)

- Munich (Germany)

- Paris (France)

- Roma (Italy)

- Prague (Czech Republic)

- Dublin (Ireland)

- Warshaw (Poland)

- Barcelona (Spain)

- Geneva (Switzerland)

50%

100%

AXA Travel Holding SA

100% AXA Travel Insurance UK Ltd

100% AXA Assistance Travel

Ltd (Ireland)

100% AXA Assistance Europe Services Ltd

50% AXA Assistance Travel Europe Ltd

100%

AXA Travel Insurance

Ultd (Ireland)

AXA Assistance Europe Services Ltd (UK branch (London))

4/50

Assistance - Europe-Middle East-Africa

On February 7, 2013



AXA
Inter Partner Assistance
(Belgium)
Inter Partner Assistance Algérie Spa (Algeria)
50%
Call Us Assistance International Gmbh (Austria)
39%
Inter Partner Assistance Services (Belgium)
100%
Auto Club Assist SA - ACA (Belgium)
51%
AXA Assistance Ceska Republika Spol. (Czech Republic)
100%
AXA Assistance Deutschland Gmbh (Germany)
100%
Inter Partner Assistance Services Gmbh – Frankfurt Oder (Germany)
100%
AXA Assistance Services SA (Greece)
100%
Inter Partner Assistenza Servizi Spa (Italy)
100%
AXA Assistance Ocean Indien Ltd (Mauritius)
100%
AXA Customer Services Ltd (Mauritius)
50%
AXA Assistance Maroc Services SA (Morocco)
100%
100%
Inter Partner Assistance Services BV (Netherlands)
100%
Inter Partner Assistance Polska SA (Poland)
100%
AXA Assistance Serviços SA (Portugal)
100%
AXA Assistance Saude Portugal SA
100%
Inter Partner Asistencia Servicios España SA (Spain)
100%
Auto Soluciones de Red SL
50%
G MAS R Asistencia (Spain)
55%
Iuris Gestion SA (Spain)
80%
Hogar Soluciones 2012 SA (Spain)
100%
IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
100%
IPA Global Services Ltd (Ireland)
51%
AXA Assistance Ireland Ltd (Ireland)
100%
AXA Assistance UK Ltd (UK)
100%
AXA Assistance Medical Services Ltd (Ireland)
AXA Assistance UK Ltd (branch in Dublin - Ireland)
100%
Inter Partner Assistance RUS LLC (Russia)

5/50

Assistance – America-Asia

On February 7, 2013


AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Argentine SA (Argentina)
100%
Inter Partner Assistance s/c Ltda (Brazil)
100%
AXA Assistance Canada Inc (Canada)
100%
AXA Asistencia Chile SA (Chile)
100%
AXA Asistencia Colombia (Venezuela Branch) (a)
AXA Asistencia Colombia (Ecuador Branch)
AXA Asistencia Colombia SA (Colombia)
66.30%
AXA Assistance Mexico Sucursal Panama SA
100%
AXA Assistance Panama SA (Panama)
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
AXA Assistance USA Inc (USA)
100%
100%
AXA Assistance Florida Inc (USA)
100%
AXA Assistance USA Holding Inc (USA)
100%
HAA Preferred Partners
100%
AXA Assistance Australia Pty Ltd (Australia)
100%
IPA Australia Ltd (Australia) (b)
90%
AXA Assistance Japan Ltd (Japan)
100%
Inter Partner Assistance Hong-Kong Ltd (Hong Kong)
100%
AXA Assistance Beijing Ltd (China)
IPA Branch in Shanghai
100%
IPA Taiwan Ltd (Hong Kong)
IPA Taiwan Ltd (Taiwan Branch)
100%
Inter Partner Assistance Singapore (Singapore)
IPA Branch in Malaysia
97.49%
AXA Assistance Company Ltd (Thailand)
100%
Inter Partner Assistance SA (Thailand)
100%
AXA Assistance Pte Ltd (India)

(a) In run off.
(b) Winding-up in progress.

6/50

AXA Corporate Solutions Assurance

On January 1st, 2013


AXA
100%
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance
(France)
100%
100%
100%
AXA Matrix Risk Consultants S.A.
(France)
AXA Corporate Solutions Services UK Ltd
(UK)
AXA Corporate Solutions Marine Services Ltd
(Hong Kong)
100%
Matrix
(USA)
AXA Corporate Solutions Assurance Australia branch
AXA Corporate Solutions Assurance German branch
AXA Corporate Solutions Assurance Hong Kong branch
AXA Corporate Solutions Assurance Italy branch
AXA Corporate Solutions Assurance Singapore branch
AXA Corporate Solutions Assurance Spain branch
AXA Corporate Solutions Assurance Switzerland branch
AXA Corporate Solutions Assurance UK branch

7/50

AXA Group Solutions

On January 1st, 2013

AXA

100%

GIE AXA AXA Technology Services SAS

AXA Group Solutions Group Solutions

(France)

(France) (France)

AXA Group Solut

ions Soluções Informaticás AEIE

79% 8% 13% 50% (a) (Portugal)

AXATechnologies Shared Services

AXA Group Solutions Spain, S.L. India Private Limited

(Spain) (India)

AXA Group Solutions AXA Group Solutions AXA Group Solutions AXA Group Solutions

German branch Portugal branch Switzerland branch UK branch

(a)	50% are held by AXA MedLa IT & Local Support Services S.A.U.

8/50

AXA Investment Managers – France-Switzerland-UK-Qatar

On January 1st, 2013

AXA

AXA Mutuals

AXA France IARD insurance and AXA Mediterranean Holding SA reinsurance companies 79% (Spain)

4.90% 13.20% 2.30%

AXA Investment Managers (a)

100% 100% 100% 100% 100%

100% 99.8% 100% 100% 100%

AXA AXA AXA AXA Asset AXA AXA AXA AXA Investment AXA AXA Framlington Investment Investment Management Investment DEFENSE Investment Managers Investment Investment Group Ltd Managers Managers Ltd Managers GS Managers IF Managers LLC Managers Ireland Ltd Limited Ltd Paris Schweiz AG

(UK) (Ireland) (UK) (UK) (UK) (France) (France) (France) (Qatar) (Switzerland)

100% 33.3% 66.7%

AXA

Newgate One AXA Investment Ltd Investment Managers UK

Managers GS Holding (UK) Madrid

(UK)

(Spain)

100% 25%

AXA Newgate Two AXA

Framlington Ltd (b) Investment Investment Managers UK 100% Management Limited Ltd

(UK) (UK)

(UK)

75%

(a) 0.6% held by Colisée RE.

(b) Dormant since 2003.

9/50

AXA Investment Managers—Europe (other countries)

On January 1st, 2013

AXA

AXA Investment Managers

(France)

99.9% 92.5% 99.9% 99.9%

AXA Investment AXA Investment AXA Funds AXA IM Benelux Managers Managers Italia SIM Management S.A.

Deutschland GmbH S.p.A.

(a)

(Belgium)

(Germany) (Italy) (Luxembourg)

AXA Investment AXA Investment AXA Investment Managers Deutschland Managers Deutschland Managers Deutschland GmbH GmbH GmbH

French branch Spanish branch Italian branch

(a)	7.5% of the company are held by AXA Assurances IARD Mutuelle.

10/50

AXA Investment Managers - America-Asia

On January 1st, 2013


AXA
AXA Investment Managers
(France)
39%
AXA SPDB Investments Managers Company Ltd (a)
(China)
50%
KYOBO AXA Investment Managers Co. Ltd. (c)
(Korea)
19.6%
76.6%
AXA Investment Managers Japan Ltd
(Japan)
23.4%
100%
AXA Investment Managers Holding US Inc
(USA)
100%
AXA IM Rose Inc.
(USA)
100%
100%
AXA Rosenberg Group LLC
(USA)
AXA IM Inc
(USA)
100%
AXA Investment Managers Asia Limited
(Hong-Kong)
100%
AXA Investment Managers Asia Holdings Private Limited
(Singapore)
49%
49%
BOI AXA Investment Managers Private Limited (b)
(India)
BOI AXA Trustee Services Private Limited (b)
(India)
80.4%
AXA Rosenberg Asia Pacific Holding LLC
(USA)
100%
AXA Rosenberg Investment Management Ltd
(UK)
100%
AXA Rosenberg Management Ireland Ltd
(Ireland)
100%
AXA Rosenberg Investment Management LLC
(USA)
100%
BARR Rosenberg Research Center LLC
(USA)
100%
AXA Rosenberg Global Services LLC
(USA)
100%
100%
Seal Nominees Hong Kong Ltd
(Hong Kong)
100%
AXA Rosenberg Investment Management Asia Pacific Ltd
(Hong Kong)
AXA Investment Management Asia (Singapore)
(Singapore)
AXA IM Asia Pacific
Australian Branch

(a) 51% of the company are held by SPDB & Co.
(b) 51% of the company are held by BOI (Bank of India).
(c) 50% of the company are held by Kyobo Life.

11/50

AXA Investment Managers - Private Equity

On January 1st, 2013


AXA
AXA Investment Managers
98.18%
AXA Investment Managers Private Equity SA
(France)
100%
99.99%
100%
100%
100%
100%
100%
100%
100%
AXA Private Equity Eastern Europe GmbH (a)
(Austria)
AXA Investment Managers Private Equity Europe SA
(France)
AXA Private Equity Jersey Ltd
(Jersey)
AXA Private Equity Italy S.r.l.
(Italy)
AXA Private Equity Luxembourg S.à.r.l.
(Luxembourg)
AXA Private Equity Asia Pte. Ltd
(Singapore)
AXA Private Equity Switzerland AG
(Switzerland)
AXA Private Equity UK, Ltd
(UK)
AXA Private Equity (US), LLC
(USA)
100%
AXA Private Equity Germany GmbH
(Germany)
100%
AXA Beijing Consulting Limited Company, LLC
(China)
100%
AXA Private Equity Switzerland Holding AG
(Switzerland)

(a) In run-off.

12/50

AXA Mediterranean Region

On January 1st, 2013

AXA

100%

AXA Mediterraenan Holding, S.A.

(Spain)

48.98% 48.98% 99.99% 99.99% 99.89% 96% 50% 50%

AXA Assurance AXA Assurance AXA AXA Brasil Servicios AXA Insurance AXA Services AXA MPS AXA MPS Algérie Dommage Algérie Vie Développement de Consultoria de A.E. Egypt, S.A.E Assicurazioni VITA Assicurazioni Algérie Negocios, LTDA S.p.A. (b) Danni S.p.A. (b)

(Algeria) (Algeria) (Algeria) (Brazil) (Greece) (Egypt) (Italy) (Italy)

99.97% 18% 99.99% 99.99% 50%

AXA Seguros, S.A. de AXA Cooperative AXA Non Life AXA Life AXA Holding A.S. CV (a) Insurance Insurance A.D.O. Insurance A.D.O. (c) Company (d)

(Mexico) (Saudi Arabia) (Serbia) (Serbia) (Turkey)

(a) See also Mexico chart page 32. (b) See also Italy chart page 30. (c) See also Turkey chart page 47. (d) See also Middle East chart page 35.

13/50

99.09%

AXA Millésimes Gestion (c)

99% Petit Village 1% Petit Village S.N.C.E. SCEA

99% Suduiraut 1% Suduiraut S.N.C.E. S.A.S.

99% Pichon Longueville 1% Pichon Longueville S.N.C.E. S.N.C.

Tour Pibran S.C.I.

99% Belles Eaux Belle Hélène 1% S.N.C.E. S.N.C.

99.81% 100% 99.97% 100% 100% 100% 49%

Quinta do Noval Quintoval Disznoko Tokaï Domaine de Domaine de l’Arlot C.M.G.C. SARL Tour SA SA ZRT l’Arlot S.C.I. S.A.S. Pibran

(Portugal) (Portugal) (Hungary) SCE

99.99%

51%

99%

100%

Entrepôts du Domaine de l’Arlot Médoc S.C.E.

S.N.C. 100%

99.99%

99.99%

(a)	Directly and indirectly. (b) Directly.
(c)	New corporate name as of January 30, 2013 (formerly SNC Châteaux et Associés).

14/50

AXA

AXA Mutuals

42.34% (a)

57.66% (b)

AXA Millésimes

AXA Real Estate Investment Managers

On January 1st, 2013

[Graphic Appears Here]

AXA

AXA Investment Managers

(France)

100%

AXA Real Estate Investment Managers

(France)

99.9% 100% 99.9% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%

AXA Real AXA Real AXA Real AXA Real AXA AXA Real AXA Real AXA Real AXA Real AXA Real AXA Real AXA Real AXA Real Estate Estate Estate Estate Immobilien Estate Estate Estate Estate Estate Estate Estate Estate Investment Investment Investment Investement GmbH Investment Investment Investment Investment Investment Investment Investment Investment Managers Managers Managers Managers Managers Managers Managers Managers Managers Managers Managers Managers SGP Singapore France Scandinavia Asia Limited Central Italia Nederland BV Iberica—Iberica Ltd Japan KK

Private Ltd AB Europe LLC Exploraçao de

Imoveis, SA

(France) (Singapore) (France) (Sweden) (Germany) (Hong Kong) (Hungary) (Italy) (Netherlands) (Portugal) (Spain) (UK) (Japan)

100% 100% 100%

99.9% 100% 100%

AXA Real AXA Real Colisée AXA

Estate Estate Gérance AXA REIM AXA Real Merkens Investment Investment SGR Estate Fonds Managers Managers S.p.A. Investment GmbH

Belgium US LLC Managers UK Ltd

(Belgium) (USA) (France) (Italy) (UK) (Germany)

15/50

AXA Technology Services

On January 1st, 2013



AXA
100% (a)
AXA Technology Services SAS
(France)
Oudinot Participations
(France)
AXA America Holdings, Inc.
(USA)
100%
AXA Technology Services America Inc.
(USA)
GIE AXA Technology Services France
(France)
GIE AXA Technology Services Belgium
(Belgium)
100%
AXA Technology Services Australia PLC
(Australia)
100%
AXA Technology Services Germany GmbH
(Germany)
100%
AXA Technology Services Asia
(Hong Kong)
79%
AXA Technologies Shared Services India Pvt Ltd (b)
(India)
100%
AXA Technology Services Japan
(Japan)
100%
AXA Technology Services Switzerland
(Switzerland)
100%
AXA Technology Services UK PLC
(UK)
100%
AXA Technology Services Indonesia
(Indonesia)
100%
AXA Technology Services Asia
(Singapore)
95%
5%
AXA Technology Services Mexico SA de CV
(Mexico)
AXA Technology Services Mediterranean Region - AEIE
(Italy branch)
AXA Technology Services Mediterranean Region - AEIE
(Portugal branch)
AXA Technology Services SAS
(Morocco branch)
AXA Technology Services Mediterranean Region - AEIE
(Spain branch)

(a) Directly and indirectly.
(b) 13% are held by AXA Group Solutions (France) and 8% by AXA. See also AXA Group Solutions chart page 8.

16/50

Belgium

On January 1st, 2013

100%

AXA Holdings Belgium

3.09% 96.91% 100% 100%

AXA Private AXA Bank AXA Belgium Management Europe

100% 100% 100% 100% 100%

AXA Bank Europe SCF

Les Assurés Touring L’Ardenne (France) SERVIS

Réunis Assurances Prévoyante

AXA Bank Europe AXA Bank Europe AXA Bank Europe

(Hungary branch) (Czech branch) (Slovakia branch)

17/50

AXA

[Graphic Appears Here]

AXA

100% 100% 51%

AXA Versicherungen AG

Detura Limited (Switzerland) (British Virgin AXA ASIA SAS AXA China China Minmetals

IsIands) (France) (France) Corporation

51%

100% 12.5%

100%

27.5% 100% Minus 31 shares

100% AXA Group Regional Business 49% Management AXA (Guangzhou) (Shanghai) Co., Ltd AXA China Region AXA General ICBC-AXA AXA Life AXA General Software Development & (China) 49% Limited Insurance China Assurance Insurance Insurance Services Company Ltd Ltd Company Limited Company Limited Hong Kong Ltd

(China) (Bermuda)

100% (China) (Hong Kong) (Hong Kong)

(Hong Kong)

100% 51% 100% 100% 100% 100% AXA Wealth Integrity Partnership 49% Integrity Financial AXA Financial AXA China Region Management (HK) Limited Group Limited Services Holdings Insurance Company Win Property

Winterthur

Limited Limited (Bermuda) Limited Insurance (Asia) (Shanghai Links)

(Hong Kong) (Cayman Island) (Bristish Virgin Islands) (Bermuda) (Bermuda) Ltd Limited

(Shanghai Branch) (Hong Kong)

100% 100% 100% 20%

Integrity

Integrity 100% 100% 20% 100% 100% 100% 100% 100%

Independent Swiss Privilege Financial Advice Risk & Financial

Limited Network

Solutions (Hong Kong) Holdings Limited

Holdings Limited AXA (Hong Kong) AXA China Region AXA Financial AXA China Region AXA Partners AXA China Region (Cayman Island) Network Financial (Cayman Island) Life Insurance Investment Planning (Hong Insurance Company Limited (Bermuda) Limited Services Limited Company Limited Services Limited Kong) Limited Limited

100% 100% (Hong Kong)

100% (Hong Kong) (Hong Kong) (Hong Kong) (Hong Kong) (Hong Kong) (Bermuda)

20%

Integrity

Datrix Limited Integrity Financial Independent Risk AXA Financial 20%

Advice Network & Financial 20% 20%

(Hong Kong) AXA China Region Company Limited Solutions 20% Services Trustees Trustees Limited

(Hong Kong) Company Limited Limited 20%

(Hong Kong) 18/50 20% 20% (Hong Kong) (Hong Kong)

Czech Republic
On January 1st, 2013


AXA
AXA Holdings Belgium (Belgium)
Société Beaujon (France)
AXA Bank Europe (Belgium)
100%
100%
99.98%
100%
AXA pojišťovna a.s.
AXA životní pojišťovna a.s.
AXA penzijní společnost a.s.
AXA Bank Europe
100%
100%
100%
100%
100%
AXA Česká republika s.r.o.
AXA investiční společnost a.s.
Dormant services s.r.o v likvidaci
EF CZ, s.r.o. V likvidaci
EDC CZ, s.r.o. v likvidaci

19/50

France—Holding companies

On January 1st, 2013

(*) Directly and indirectly.

(a)	49% held by AXA China Region Limited, registered in Hong Kong.

20/50

MUTUELLES AXA

AXA

100% 51% 100% 100% 100% 100% (*) 99.98% 100% (*) 100% (*) 100% 99.99%

AXA China AXA AXA AXA CFP Globex Holding Lor Oudinot Société AXA ASIA

(a)	Matignon 1 Matignon 3 Suduiraut Management International Vendôme 3 Patrimoine Participations Beaujon

99.92% 99.99%

AXA America

AXA Œuvres

100% (*) Holdings Inc. Vamopar d’Art

(USA)

GIE AXA Trésorerie

100% (*) Holmupar GIE AXA GIE AXA Université Europe

France – Insurance, Bank and Financial companies

On January 1st, 2013

AXA Assurances IARD Mutuelle AXA

99.99%

100%

AXA Assurances Vie Mutuelle

FamilyProtect

AXA France Assurance 100%

FamilyProtect Services

99.92% 98.34% 98.75% 98.51% 99.99% 99.99% 52.46%

AXA France AXA Corporate Direct Assurance

1.42% AXA France Vie Juridica AVANSSUR AXA Banque (b) IARD Solutions Assurance (a) Vie

50% 91.2% 8.77% 47.54% 65% 10% 99.99% 99.99% 99.99% 50% AXA Banque Financement (b) Natio AXA Caraïbes AXA Epargne AXA Private R2E-Retraite Assurance AXA Assurcrédit Argovie (Martinique) Entreprise (b) Management (b) Epargne Expertise

50% 35% 40% 50% AVANSSUR

50% AVANSSUR BNP Paribas Maroc (branch) Poland (branch) Coface Humanis prévoyance BNP Paribas Personal (a) See also AXA Corporate Solutions Assurance chart page 7. Finance

(b)	Bank and financial services companies.

21/50

France – Reinsurance companies (global lines)

On January 1st, 2013

AXA

93% (a) 99% (b)

AXA Global Life AXA Global P&C

(France) (France)

100%

AXA Cessions Broker

(a) The 7% are held by various AXA companies.

(b) The 1% is held by various AXA companies.

France-Europe-US – Reinsurance companies (run off/services companies)

On February 4, 2013



AXA
Oudinot Participations
(France)
99.9% (b)
AXA America Holding Co.
(USA)
100%
AXA America Corporate Solutions, Inc.
(USA)
100%
Coliseum Reinsurance Co. (a)
(USA)
100%
Mosaic Insurance Company (a)
(USA)
100%
AXA Delaware LLC.
(USA)
100%
AXA Insurance Co.
(USA)
100%
AXA Corporate Solutions Life Reinsurance Co. (a)
(USA)
99.9%
AXA Liabilities Managers
(France)
100%
AXA Liabilities Managers Inc.
(USA)
100%
AXA LM Switzerland AG
(Switzerland)
100%
AXA DBIO GP S.à.r.l. (c)
(Luxembourg)
100%
Helix UK Ltd
(UK)
AXA Liabilities Managers
(UK branch)
99.9%
COLISEE RE (a)
(France)
Colisée RE's branches:
- Canada (a)
- Hong Kong (a)
21.1%
100%
Portman Holdings UK Limited
(UK)
78.9%
Portman Insurance Limited (a)
(UK)

(a) In run off.
(b) 0.10% is held by AXA.
(c) New corporate name (formerly AXA LM GP S.à.r.l.).

23/50

Germany - AXA Konzern AG

On March 28, 2013



AXA
9.27%
100%
Kölnische Verwaltungs AG für Versicherungswerte
67.71%
Vinci BV
34.64%
AXA Assurances Vie Mutuelle
25.63%
39.73%
23.02%
5.1%
AXA Konzern AG
94.90%
100%
100%
100%
75%
100%
AXA Beteiligungs-Gesellschaft mbH & Co. Beteiligungsgesellschaft KG
AXA ART Versicherung AG
AXA Versicherung AG
AXA Lebensversicherung AG
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
Deutsche Ärzteversicherung AG
5.10%
41.1%
100%
100%
100%
100%
100%
94.90%
Roland Rechtsschutz-Versicherungs-AG (b)
AXA easy Versicherung AG
AXA Bank AG
Pro bAV Pensionskasse AG
AXA Krankenversicherung AG (a)
DBV Deutsche Beamtenversicherung AG
DBV Deutsche Beamtenversicherung Lebensversicherung AG
100%
winsecura Pensionskasse AG

(a) Health insurance.
(b) Assistance and legal expenses insurance.

24/50

Germany - ART insurance companies

On January 1st, 2013


AXA ART
Versicherung AG
(Paris)
AXA ART
Versicherung AG
(Breda)
AXA ART
Versicherung AG
(Brussels)
AXA Art
Seguros & Reaseguros SA
(Madrid)
AXA Art
Assicurazioni
(Milan)
AXA
AXA Konzern AG
(Germany)
100%
AXA ART Versicherung AG
(Cologne)
100%
100%
100%
AXA Art Insurance Ltd
(London)
AXA Art Versicherung AG
(Zürich)
AXA Art Holdings Inc.
(New York)
100%
100%
100%
AXA Art Services Ltd.
(London)
Fine Art Service
International Inc.
(New York)
AXA Art Insurance
Corporation
(New York)

25/50

Hungary

on January 1st, 2013


AXA
Société Beaujon
(France)
100%
AXA Biztosító Zrt.
100%
74%
AXA Magyarország Befektetési Alapkezelő Zrt.
26%
AXA Money & More Pénzügyi Tanácsadó Zrt.
AXA Önkéntes és Nyugdíjpénztár
AXA Önkéntes Egészségpénztár
AXA Magánnyugdíj pénztár
AXA Holdings Belgium
(Belgium)
AXA Bank Europe
(Belgium)
AXA Bank Europe SA Magyarországi Fióktelepe
100%
AXA Szolgáltató Kft.

26/50

India

On January 1st, 2013

AXA

100%

AXA ASIA Société Beaujon

(France) (France)

100% 100%

National Mutual International Graywood Investments Bharti Pty Limited Limited India (Australia) (UK)

50% 50% 90%

10% GIBA Holdings

AXA India Holdings

Private

Limited

(Mauritius)

(India)

99.99% (a)

22.22% 10% 40% 37.78% 22.22%

Bharti Insurance Holdings Bharti AXA Life First American AXA Business Bharti AXA General Insurance Company 37.78% Securities Private

Private Limited 40% Services Insurance

(India) Limited Limited

(India) (India) (India) (India)

45%

45%

Bharti Enterprises Limited Bharti Overseas Private Limited

(India) (India)

(a) 0.01% held by GRE Nominee shareholdings Ltd.

27/50

Indonesia

On January, 1st 2013

AXA

100%

AXA ASIA SAS

100%

(France)

PT Bank Mandiri 100% (Persero) Tbk.

National Mutual International PT Arya Mitra Pty Limited 40% (Australia)

60% 51% 80% 14% 86%

49% 99% (a) 100%

P.T. Mandiri PT AXA Mandiri Wealth Management AXA Financial Services

P.T. AXA Life P.T. Asuransi PT AXA Services

AXA General Financial Mauritius Holdings Ltd (Singapore) Pte Ltd.

Indonesia AXA Indonesia Indonesia

Insurance Services (Mauritius) (Singapore)

99.99% (b) 1.28%

20%

PT Kotak Biru PT Indonesia

98.71% (b)

Konsultama Emas

Perkasa

12.96% 87.04%

PT Kotak Biru Investama

6.91%

Dana Pensiun

PT AXA Financial

Lembaga Keuangan 100% 93.09% Indonesia AXA

PT AXA Asset

(a)	1% held by AXA ASIA. 90% Management 10%

Indonesia

(b)	0.01% held by National Mutual International Pty Limited.

28/50

Ireland

On January 1st, 2013

AXA

AXA UK Plc AXA Mediterranean Holding S.A.

(UK) (Spain)

Guardian Royal Exchange Plc

(UK)

AXA MPS Assicur

azioni Vita S.p.A.

(Italy)

100% 100% AXA Insurance plc

(UK)

100% 100%

AXA Global Distributors

AXA Life Europe AXA Holdings Ireland Limited AXA MPS Financial Ltd (Ireland) Limited

100%

AXA Ireland Limited

100% 49% (a) 100% 100% 100%

AXA Life Europe

(German Branch)

AXA Ireland

AXA Assistance AXA Insurance AXA Group AXA Financial Pension Trustees Ireland Limited Limited Services Limited Limited Limited AXA Life Europe

(Portugal Branch)

(a) 51% by AXA Assistance Limited

29/50

Italy

On January 1st, 2013

AXA

Banca Monte dei Paschi

98.24% (a) di Siena S.p.A.

AXA Mediterranean Holding S.A.

(Italy)

(

Spain)

AXA France Assurance

(France) AXA Italia S.p.A.

98.11% (b) AXA France Vie

(France)

AXA MPS

50% Assicurazioni Danni 50% AXA Assi

curazioni S.p.A. S.p.A.

AXA France Vie

Italy Branch AXA MPS

50% Assicurazioni Vita 50% S.p.A

.

1.88%

98.12% 100% 99% 100% 100% 100%

Centurion AXA MPS

Distribuzione AXA Interlife AXA MPS Real Immobiliare QUIXA S.p.A. Financial Limited Previdenza S.r.l. S.p.A. Estate srl S.p.A. (Ireland)

1%

(a)	AXA France Vie holds 1.76% of the paid-up capital.
(b)	AXA France Vie ltaly Branch also holds 1.88% of the paid-up capital.

30/50

Japan

On May 14, 2013

AXA

AXA Versicherungen AG

(Switzer

land)

78.92%

AXA Japan Holding AXA Leben AG

20.01%

Co., Ltd (Switzerland)

100% 100% 100% 100%

AXA Life Insurance AXA General Insurance AXA Collection AXA Direct Life Co., Ltd Co., Ltd Services Co. Ltd. Insurance Co., Ltd (a)

(a)	New corporate name as of May 14, 2013 (formerly NEXTIA Life Insurance Co., Ltd).

31/50

Latin America

On January 1st, 2013

AXA

AXA Mediterranean Holding, S.A.

(Spain)

100%

99.97% (a)

AXA Seguros, S.A. de C.V. Voltaire Participaçoes

(Mexico) (Brazil)

99.99% 99.99% 50% 99% (b)

0.01% Proyectos y Servicios De Servicios Immobiliarios La Inversiones Corporativas AXA Salud, S.A. de C.V. 0.01% Fuerzas

en VentaS, S.A. de Comercial, S.A. de C.V. Automotrices, S.A. de C.V.

50% C.V.

98% (c) 98% (c) 98% (c) 98% (c) 50% 50%

Administradora de Consultoria y Asesoria en Promotora y AXA Asesores, S.A. de Recursos Humanos y Servicios Corporativos y

Administradora de Fundación AXA C.V. Corporativos, S.A. de de Administración, S.A.

Fuerza Azul, S.A. de C.V.

C.V. de C.V.

8.33%

8.33% 66.66% 50% 50%

AXA Caja de Empleados,

8.33% Universidad AXA, A.C.

S.C.

8.33%

(a) 0.03% held by minority shareholders.

(b) 1% held by Administradora de Recursos Humanos y Corporativos, S.A. de C.V. (c) 2% held Inversiones Corporativas Automotrices, S.A. de C.V.

32/50

Luxembourg

On January 1st, 2013

AXA

AXA Holdings Belgium

(Belgium)

Vinci B.V.

99.99% (Netherlands)

AXA Luxembourg SA

100%

99.99% 99.99% 99.95% (a) 100%

Finance Solutions AXA Assurances AXA Assurances Vie

0.01% CONTERE Matignon Finance S.A.

S.àr.l. (“Finso”) Luxembourg Luxembourg

50.06% 16.65%

IMMO FOIRE S.A. (b)

(a)	0.05% held by AXA Bank Europe (Belgium). (b) 33.29% held by AXA Belgium (Belgium).

33/50

Malaysia - The Philippines

On January 1st, 2013


AXA
100%
AXA ASIA
(France)
100%
National Mutual International Pty Limited
(Australia)
49%
42.4%
45% (c)
First Metro Investment Corporation
(Philippines)
28.2%
GT Capital Holdings, Inc.
(Philippines)
25.3%
AXA-AFFIN General Insurance Berhad (a)
(Malaysia)
AXA AFFIN Life Insurance Berhad
(Malaysia)
Philippine AXA Life Insurance Corporation (b)
(Philippines)
100%
33.6%
51%
AXA Management Services Berhad
(Malaysia)
AFFIN Holdings Berhad
(Malaysia)

(a) Felda holds 16% and minorities hold 8% of the paid-up capital.
(b) 1.5% held by other shareholders.
(c) AXA's shareholdings have been bought by AXA ASIA on August 1st , 2012. However, transfer of said shares under AXA ASIA's name has yet to be effected pending the Philippine Tax Regulators's issurance of the tax treaty.

34/50

Middle East

on January 1st, 2013

AXA

AXA Mediterranean Holding, S.A.

(Spain)

Groupe SLF

49% 99.98% 95% (a) 49%

AXA Middle East

AXA Holding SAL AXA Gulf Holding W.L.L.

SAL 2% 18%

(Lebanon) (Bahrain) (Lebanon)

50% 50%

AXA Insurance (Saudi Arabia)

AXA Insurance (Gulf) B.S.C.(c) AXA Cooperative Insurance B.S.C.(c) 32%

(Bahrain) Company (d) (Bahrain)

50% 50% 99% (b)

YBA Kanoo Group

ASC F.Z. L.L.C.

(a)	5% held by Société Beaujon (France).
(b)	1% held by AXA Insurance (Saudi Arabia) B.S.C.(c).
(d)	40% held by public shareholding and 10% by other Saudi minority shareholders.

35/50

Morocco

On January 1st, 2013

AXA

AXA France Assurance

(France)

100%

AXA France IARD AXA France Vie AVANSSUR

AXA Holding Maroc

(France) (France) (France)

100%

AXA France IARD

AXA France Vie

AVANSSUR

AXA Assurance Maroc

99.9% 100% 94.10% 87.16% 99.73% 50% 49%

Sté Gestion et

RECAB / Epargne

Assia Surveillance AXA Credit Force 2 ONA Courtage Somafic Croissance “SGS”

36/50

Poland
On January 1st, 2013


AXA
AXA France Assurance
(France)
Avanssur
(France)
Avanssur
Poland Branch
Société Beaujon
(France)
7%
93%
100%
100%
AXA Życie Towarzystwo Ubezpieczeń S.A.
("AXA Życie TU S.A.")
(life)
AXA Powszechne Towarzystwo Emerytalne S.A.
("AXA PTE S.A.")
(Pensions)
AXA Towarzystwo Ubezpieczeń i Reasekuracji S.A.
("AXA TUiR S.A.")
(non life)
100%
100%
AXA Towarzystwo Funduszy Inwestycyjnych S.A.
("AXA TFI S.A.")
(Mutual fund)
AXA Polska S.A.
(Service & Distribution)

37/50

Portugal

On January 1st, 2013

AXA

AXA Corporate Solutions AXA France Assurance Assurance (France) (France)

AXA France Vie

(France)

83.02% 9.07%

5.37% 87.63%

AXA Portugal Companhia de AXA Portugal Companhia de

2.27% 7.46%

Seguros SA (a) Seguros de Vida SA

100%

AXA Mediterranean

AXA Centro de Serviço a Se

rvicies, AEIE

Clientes, ACE

(Portugal branch)

AXA ITMED Unipessoal, Lda

AXA Mediterranean A

XA Group Solutions Systems, AEIE Soluções Informáticas,

(Portuga

l branch) AEIE

(a)	Less than 0.5% of the shares are still owned by the public.

38/50

Romania

On January 1st, 2013

AXA

Société Beaujon

(France)

99.99%

0.01%

AXA Life Insurance, SA

39/50

Singapore—Taiwan

on January 1st, 2013

AXA

100%

AXA ASIA SAS

100%

(France)

National Mutual International Pty Limited

(Australia)

100% 100% 100% 100% 100%

ipac porfolio Management Sinopro Financial Planning AXA Financial Services AXA Insurance Singapore AXA Asia

(Dublin) Limited Taiwan Limited (a) (Singapore) Pte Ltd Pte Ltd Regional Centre Pte Ltd

(Ireland) (Taiwan) (Singapore) (Singapore) (Singapore)

100% 100% 100%

ipac financial planning AXA Wealth Management AXA Life Insurance Singapore private limited Singapore Pte. Ltd. Singapore Private Ltd

(Singapore) (Singapore) (Singapore)

(a)	New corporate name (formerly ipac financial planning Taiwan limited).

40/50

Slovakia
On January 18, 2013


AXA
Société Beaujon
(France)
AXA Holdings Belgium
(Belgium)
AXA pojišťovna a.s.
(Czech Republic)
AXA životní pojišťovna a.s.
(Czech Republic)
AXA Bank Europe
(Belgium)
AXA investiční
společnos a.s.
(Czech Republic)
100%
100%
100%
AXA pojištovna a.s., pobočka poisťovne z iného členského štátu
AXA investiční společnost a.s., organizačná zložka Slovensko
AXA životní pojišťvna a.s., pobočka poistovne z iného členského štátu
AXA Services, s.r.o.
AXA d.s.s., a.s.
AXA d.d.s., a.s.
AXA Bank Europe, pobočka zahraničnej banky

41/50

South Korea

On January 1st, 2013

AXA

99.6%

AXA General Insurance

42/50

Spain

On January 1st, 2013

AXA

100%

AXA Mediterraenan Holding, S.A.

100% 100% 100% 99.89% 100% 100% 75% (c) 99.81%

AXA Seguros AXA Technology

Hilo Direct, AXA Medla IT & AXA Vida, S.A. AXA Regional Generales, S.A. de AXA Pensiones, Regional Services Seguros y Local Support AXA Tigris, S.A. de Seguros y Services, S.A. Seguros y S.A. E.G.F.P. Mediterranean & Reaseguros S.A. Services, S.A. Reaseguros, S.A.

Reaseguros Latin America S.A

100% 50% 83.92%

(b)	100% 100% 100% 100% 66.66% 33.33% 98.51%

AXA Exclusiv, Puntos Azules Auxiliar de Asesores de

Asesores Hilo Direct AXA Group AXA MBASK (b) Seguros e Asesores de AXA Aurora Vida, S.A. Seguros, Sociedad Seguros, Asegur Fundación Agencia de Seguros Solutions Spain, Inversiones, Seguros de Seguros y Agencia de Agencia de AXA

S.A. S.L. (a) (Azerbaijan) Agencia de Agencia de Reaseguros, S.A. Seguros, S.L. Seguros, S.A.

Seguros S.A. Seguros S.A.

95% 5%

100%

Hilo Direct, AXA Medla IT &

Seguros y Local Support Gestión

Reaseguros S.A. Services, S.A. Iberoamericana AXA Ibercapital Agencia (Portugal Branch) (Portugal Branch) de Servicios, de Valores, S.A.

S.

A. de C.V.

(Mexico)

(a)	AXA Group Solutions (France) holds 50% of the paid-up capital.

(b) Data as of June 2013. Mr. Garibov holds the remaining 16.08% of the paid-up capital as of June 2013. (c) 25% are held by AXA Technology Services (France).

43/50

Sub-Saharian Africa

On January 1st, 2013

AXA

51.53% 86.56%

78.64% 99.9%

AXA Sénégal AXA Côte d’Ivoire AXA Cameroun AXA Gabon

(Senegal) (Ivory Coast) 14.78% (Cameroon) 5.10% (Gabon)

4.33%

44/50

Switzerland

On January 1st, 2013

AXA

100%

AXA Versicherungen AG

100%

66.67%

AXA Leben AG AXA-ARAG

Rechtsschutz AG

45/50

Thailand

on January 1st, 2013

AXA 100%

AXA ASIA

(France)

100%

National Mutual International

Pty Limited

(Australia)

94.5% 49% 35%

Krungthai-AXA Life AXA Insurance Public Co. Ltd (a) 4.8% ASM Holdings Limited Insurance Public Company Limited (b)

50%

Krungthai Bank Public Company Limited and KTB Capital Holding Company Limited

(Thailand)

(a)	0.7% held by other minorities. (b) 15% held by other shareholders.

46/50

Turkey

On January 1st, 2013

AXA

AXA Mediterranean Holding

(Spain)

17.63%

AXA Holding A.S.

82.37%

T.C. Ziraat

Bankasi

7.30% 100% 89.80%

AXA Hayat ve Emeklilik A.S. AXA Sigorta A.S. 2.80% TPAOPV (a)

(L&S / PPP) (non life) 0.08% Others

(a)	Turkisch Petroleum Corporation Personnel Foundation.

47/50

Ukraine

On January 1st, 2013

AXA

Société Beaujon

(France)

50.16%

99.98%

AXA Insurance Eurostandart Life (a)

(a)	0.01% is held by Oudinot Participations (France) and 0.01% by Holding Vendôme 3 (France).

48/50

UK—AXA UK Plc

On May 3, 2013

99.9% AXA

AXA Equity & Law Plc 53.1%

46.9% AXA UK PLC

100% 100%

100% 100% 100% 100%

Guardian Royal Exchange Architas Advisory Architas Multi-Manager AXA Sun Life Direct Bluefin Group Limited GBI (Holdings) Limited PLC Services Limited Limited limited

100% 100% 100% 100% 100% 100%

100% 100%

Bluefin Insurance Swiftcover Insurance AXA Insurance AXA Services AXA

PPP Healthcare SBJ Group Limited Winterthur UK

Group Limited Services Limited PLC Limited Group PLC AXA Portfolio

Financial Serv

ices Services Limited Group Limited

100%

100% 100%

100% 100% AXA Holdings I

reland Bluefin Advisory AXA Insurance UK

Limited

Services Limited PLC Winterthur Financial (Ireland) (a) Winterthur Life UK

Services UK Holdings Limite

d Holdings Limited

100%

100% 100% 100%

AXA PPP Healthcare AXA Wealth AXA Wealth Winterthur Trustee Limited Services Limited Limited Services Limited

(a) See also Ireland chart page 29.

49/50

USA—AXA Financial, Inc.

On January 1st, 2013

100% AXA

0.01%

Oudinot Participations

99.92% AXA America Holdings

(France)

99.49%

AXA Financial, Inc.

100%

AXA Equitable Financial Services, LLC

100% 100% 100% 100%

8.81% 100% (a)

AXA Equitable Life Insurance AXA Equitable Life and AXA Distribution Holding AXA RE Arizona Company MONY Life Insurance Company Annuity Company Corporation (c) Company

39.46% (b) 100% 100% 100% 100% 100%

100% 100% 100%

AXA Equitable MONY Life

AXA MONY U.S. Financial AllianceBernstein Funds PlanConnect, AXA Network, AXA Advisors, Insurance Distributors Financial Life Insurance L.P. Management LLC LLC LLC Company of LLC Services, Inc. Company Group, LLC America

(a) 5.45% of which is indirectly held through AXA RE Arizona Company and 3.36% of which is indirectly held through MONY Life. (b) Directly and indirectly.

(c)	New corporate name (formerly AXA Financial (Bermuda) Ltd).

50/50